Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
WINSTON-SALEM DIVISION

IN RE:	)
)
FRISBY TECHNOLOGIES, INC.,	)	CASE NO. B-03-50158C-11W
)
)
Debtor	)

THIRD MONTHLY REPORT OF DEBTOR-IN-POSSESSION
MARCH 1, 2003 THROUGH MARCH 31, 2003

     NOW COMES Frisby Technologies, Inc., by and through counsel, in compliance with General Procedures established by the United States Bankruptcy Code for the Middle District of North Carolina for Chapter 11 cases, and respectfully submits the following Report of Activities and Summary of Financial Transactions regarding the property and affairs of the Debtor-In-Possession for the period March 1, 2003 through March 31, 2003.

I.     REPORT OF ACTIVITIES

     1.           On January 16, 2003, Frisby Technologies, Inc. (“Debtor”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the Middle District of North Carolina.

     2.           Frisby Technologies, Inc. was founded in 1989 for the purpose of engaging in the development and commercialization of branded thermal management products for use in a broad range of consumer and industrial products. The Company has developed products which utilize licensed patents and proprietary Micro-Encapsulated Phase Change Material technology to enhance thermal characteristics. These characteristics provide temperature balancing benefits to the end product. The Company’s products are primarily known as “Thermasorb®” and “Comfortemp” and are available for use in a variety of consumer and industrial products

     3.           On March 3, 2003, the Debtor filed a Motion to Extend Time to Assume or Reject Lease up to and including date of confirmation of the Debtor’s Plan of Reorganization.

     4.           On March 3, 2003, the Debtor filed Amended Schedules to include the List of Equity Security Holders.

     5.           On March 7, 2003, the Court Entered an Order Granting Application to Employ Stephani W. Humrickhouse as counsel for the Unsecured Creditors Committee.

     6.           On March 7, 2003, the Court Entered an Order Granting Motion by the Debtor to Extend Time to File First Monthly Report up to and including March 5, 2003.

     7.           On March 10, 2003, Creditor Visible Goth, LLC filed an Objection to Debtor’s Motion to Extend Time to Assume or Reject Lease.

     8.           On March 11, 2003, Anderson Carmen filed a Notice of Appearance and Request for Service of notice on behalf of Creditor Visible Goth, LLC.

     9.           On March 12, 2003, William P. Janvier filed a Notice of Appearance and Request for Service on behalf of Creditor Triangle Research and Development Corp.

     10.           On March 13, 2003, Thomas W. Waldrep filed a Statement for Representation of Creditors Duncan R. Russell, Visible Goth, Inc and Big Bang Products, LLC.

     11.           On March 18, 2003, the Court Entered an Order Granting Application for Compensation of fees in the amount of $253.65 and expenses of $7.75 by Amos R. Kearns Jr.

     12.           On March 21, 2003, Charles M. Ivey, III and the firm of Ivey, McClellan, Gatton & Talcott filed an Application for Compensation for fees in the amount of $22,582.50 and expenses of $3,822.18.

     13.           On March 24, 2003, H. Jefferson LeForce filed a Notice of Appearance and Request for Service on behalf of Schoeller Textil AG.

     14.           On March 25, 2003, the Court Entered an Order Granting Application to Employ the firm of Womble Carlyle Sandridge & Rice, PLLC as special counsel.

     15.           On March 25, 2003, the Debtor filed a complaint as against Visible Goth, L.L.C. for recovery of Money/Property, Adversary Proceeding Number 03-6078. Subsequently, the Debtor and Visible Goth, L.L.C. have reached a settlement of the Adversary Proceeding, pending notice and Court approval.

     16.           On March 26, 2003, the Court Entered an Order Temporarily Granting Motion to Employ the Services of Mark Gillis as Chief Restructuring Officer, with further hearing set for May 7, 2003.

     17.           On March 26, 2004, Triangle Research and Development Corp. filed an Application for Examination of present of former officers of the Debtor pursuant to Rule 2004 of the Bankruptcy Code.

     18.           On March 26, 2003 the Court entered an Order Temporarily Granting the Debtor’s Motion to Incur Post-Petition Secured Indebtedness with Damad Holding AG and Bluwat AG and Granting Priority Security Interest, Temporarily Granting Motion for Authority to Use Cash Collateral, Temporarily Granting Motion Providing Adequate Protection, and Temporarily Granting Motion for Entry of Emergency Preliminary and Interim Orders Prior to Final Hearing, with further hearing set for May 7, 2003.

     19.           Currently Mark Gillis, Chief Restructuring Officer, is negotiating with several parties, subject to confidentiality agreements, concerning the purchase of some or all of the Debtor’s assets.

II.       SUMMARY OF OPERATIONS

     Statement of Cash Receipts and Disbursements During March 1, 2003 through March 31, 2003, the cash receipts and disbursements of the Debtor-in-Possession were as detailed on the attached Exhibit “A”.

     THIS the 25th day of April, 2003.

/s/ Dirk W. Siegmund

DIRK W. SIEGMUND
Attorney for Debtor
North Carolina State Bar No. 20796

OF COUNSEL:

IVEY, MCCLELLAN, GATTON & TALCOTT
Post Office Box 3324
Greensboro, North Carolina 27402
Telephone: (336) 274-4658

FRISBY TECHNOLOGIES, INC	CASE NUMBER: 03-50158 C-11

Part A:

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

		Amount	Amount

1.	Cash balance from previous month’s report (1)		$67,562

2.	Total cash receipts		116,933
3.	Cash disbursements:

Bank Name	Account No.	Disbursements

Bank of America	683 508 534	$1,057.49
Bank of America	683 508 987	$16.23
Bank of America DIP	375 551 6875	$119,951.90

	Total cash disbursements		121,025

4.	Monthly cash surplus/(deficit)	[Item 2 minus item 3 total]	(4,092)

5.	Ending cash balance (1)	[Item 1 plus item 4]	$63,470

(1) excludes petty cash

A.	Remember to list every account, including payroll, tax, operating, savings, or any other account from which disbursements are made.

B.	You must include the total disbursements from each and every account.

C.	You must include either a detailed listing showing date, payee (or source), reference number, account classification, and amount of every receipt and disbursement as an attachment to this report. In lieu of the detailed listing it is permissible to attach a report that summarizes by account every receipt or disbursement. Any such report must contain sufficient detail that the average businessperson can easily ascertain the nature and amount of the receipt or disbursement. When a report is filed without this information it will be deemed incomplete and considered to not have been filed until this report is complete.

D.	Attach copies of all Bank Statements and a copy of the Bank Reconciliation.

Part B:

SUMMARY OF BANK ACCOUNT INFORMATION

Bank Name	Account No.	Nature of Account	Amount*

Bank of America	683 508 534	General Fund (1)	$1,419
Bank of America	375 551 6875	DIP Account	62,047
Bank of America	683 508 987	General Fund — EC (2)	4

		Total bank balance	$63,470

(1)	$64,000 transferred into DIP account on 3/4/03; account closed 4/16/03

(2)	$2,400 transferred into DIP account on 3/4/03; account closed 4/17/03

* This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. For accounts such as certificates of deposit, this amount should be the value of the account at the end of the period. If the bank balance does not agree with the ending cash balance, in Part A above, please explain the difference.

Part C:

SUMMARY OF DEBT INCURRED SINCE PETITION WAS FILED

List here all debts, of whatever, nature, incurred since the filing of the petition that were not paid as of the end of the period covered by this report. Do not include amounts owed prior to the filing of the petition. The list should include trade payables, accrued salaries, accrued expenses, accrued taxes, accrued interest, additional borrowing, and any other debt that has not been paid. Attach an additional sheet if necessary. If no post-petition debts have been incurred, or if all post petition debts are current indicate this by writing “none” in the space below.

Date debt incurred	Description of debt	Amount

See attached
	Total amount of post-petition debts remaining unpaid	$283,509

Part D:

CERTIFICATIONS

1.	Yes		All post-petition taxes are currently paid or deposited. (Attach receipts evidencing payment of taxes/deposit of funds for tax payments.)

2.	Yes		Adequate insurance is currently paid and in force.

3.	Yes		New financial books and records were opened as of the petition date. They are being maintained monthly and are current.

4.	Yes		New DIP bank accounts were opened at an approved depository and are reconciled.

5.	Yes		All administrative expenses [post-petition obligations] other than taxes are current.

6.		No	Pre-petition debts [obligations due on or before the filing of the case] have not been paid since the filing of this chapter case.

7.	Yes		The only transfers of property made during this period were transfers which were in the ordinary course of business.

8.	Yes		Estate funds which are on deposit in banking institutions are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.	Yes		A copy of all the corresponding bank statements are attached.

If the answer to any of the above statements is no, please explain in the space provided below. If additional space is needed, please attach to the monthly report as many additional sheets as are necessary to fully explain.

#6. Pre-petition payroll and related taxes; general insurance paid after filing.

Part E:

PROFESSIONAL FEES

     List below the fees and expenses for all professionals paid by, or to be paid by, the bankruptcy estate:

		Amount	Amount	Amount
Name	Period	Requested	Allowed	Paid

ABTV	1/13 - 3/31	76,190	76,190	71,190
Ivey, McClellan, Gatton & Talcott *	1/17 - 3/31	117,001	117,001	117,001

* Note that these funds have been paid to Ivey, McClellan, Gatton & Talcott’s trust account and will remain there until such time as fee applications for professionals have been approved by order of the bankruptcy court.

Part F:

STATUS OF PLAN AND DISCLOSURE STATEMENT

     Describe the progress that the debtor has made towards formulating and preparing the disclosure statement and plan of reorganization, including describing specifically what preparations are being undertaken to file those documents and what steps or action must be taken before a plan and disclosure statement can be filed. In addition, the debtor shall specify a date when the plan and disclosure statement will be filed. If the plan and disclosure statement were not filed within 120 days of the filing of the petition, explain why the plan and disclosure statement have not been filed and what remains to be done before a plan and disclosure statement can be filed.

The Debtor continues to pursue numerous strategic options including the sale of some or all if its assets. In addition, the Debtor has developed a standalone business plan to potentially work in conjunction with a sale of certain specified assets. At this time, the Debtor has not yet begun drafting the disclosure statement and plan of reorganization documents. The Debtor anticipates filing these documents within its exclusivity period. The Debtor also anticipates selling certain assets through a bankruptcy auction, scheduled for May 6, 2003 at 10:00 am at the debtor’s corporate headquarters in Winston-Salem.

Part G:

ACCRUAL BASIS INCOME/(LOSS) FOR THE MONTH*

		Amount

1.	Net sales	68,265
2.	Cost of goods sold	35,426

3.	Gross margin (Item 1 minus 2)	32,839
4.	Sales, general, & administrative expenses	249,491

5.	Net income (loss) (Item 3 minus 4)	(216,652)

*If a detailed income statement is available, please attach it to the monthly report.

SUMMARY OF ACCOUNTS RECEIVABLE

		Amount

1.	Beginning balance - 3/1/03	344,482
2.	Sales on account	69,303
3.	Collections and adjustments on account	(66,872)

4.	Ending balance (Item 1 plus item 3)	346,913

STATUS OF COLLECTIONS

Amount

Current to 30 days	23,010
31 to 60 days	33,991
61 to 90 days	(24,298)
91 to 120 days	63,978
121 days and older	250,232

TOTAL:	346,913

SUMMARY OF INVENTORY

		Amount

1.	Beginning balance	480,744
2.	Ending balance	471,372

3.	Net change in inventory (Item 1 minus item 2)	(9,372)

Part H:

QUARTERLY ACCRUAL BASIS BALANCE SHEET

     Part H must be completed on at least a quarterly basis and filed with the reports for March, June, September and December of each year, unless waived by the Bankruptcy Administrator. With the prior approval of the Bankruptcy Administrator, an “in-house” accrual balance sheet may be substituted for the format below.

See attached. The attached balance sheet and other financial information contained in this report has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.

     I declare under penalty of perjury that the information contained in this Monthly Report for the month of March, 2003 is true and correct to the best of my knowledge and belief.

     This the 25th day of April, 2003.

FRISBY TECHNOLOGIES, INC

/s/ Mark D. Gillis Mark D. Gillis, Chief Restructuring Officer

     Pursuant to and in accordance with Bankruptcy Rule 9011, I certify that the information contained in this Monthly Report is true and correct to the best of my knowledge and belief.

     This the 25th day of April, 2003.

/s/ Dirk W. Siegmund Dirk W. Siegmund, Esq. Attorney for Debtor

FRISBY TECHNOLOGIES, INC.
Receipts and Disbursements — March 1 — March 31, 2003

Cash Balance — March 1, 2003	67,562
Receipts
DIP Revolver	50,000
Collection on A/R	25,794
Proceeds from Asset Sales/Other	41,139

Total Receipts	116,933

Disbursements
Raw Material Disbursements	3,400
Freight/Fed Ex/UPS	1,056
Total Gross Payroll — Includes All Taxes	32,092
401-K Funding (EE withholdings)	3,611
Sales Commissions & Travel	3,032
Insurance — Medical, General & Auto	2,215
Factory/Facilities Expenses (Leases)	4,428
Utilities/Telephone	3,695
Travel & Expense Reimbursements	—
Professional Fees and Expenses	35,667
ABTV Fees	25,758
Interest/Debt Payments and Fees	778
Miscellaneous Expenses/Deposits	5,293

Total Disbursements	121,025

Cash Flow from Operations	(4,092)

Cash Balance — March 31, 2003	63,470

Prog: glr15	FRISBY TECHNOLOGIES INC.	Page:	1
User: aggie	G/L JOURNAL LISTING	Date:	04/17/03
	Fiscal Period: 2003/3 Ending: 03/31/03	Time:	4:30 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit

CR-416	03/05/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-095477 OTTO BOCK	221.04	0.00
			01-1100-00	Accounts Receivable	Ck:D-095477 OTTO BOCK	0.00	221.04
			01-1035-00	Cash — B of A — DIP	Ck:D-1799 TBaranek Feb.Dental	*29.45	0.00
			01-1105-00	Accounts Receivable — Employee	Ck:D-1799 TBaranek Feb.Dental	0.00	29.45

					Journal Entry Total:	250.49	250.49

CR-425	03/06/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-1705 PWheeler reimburse a	51.30	0.00
			01-1105-00	Accounts Receivable — Employee	Ck:D-1705 PWheeler reimburse a	0.00	51.30

					Journal Entry Total:	51.30	51.30

CR-440	03/07/03	2003/3	01-1025-00	Cash — Bank of America	Ck:W-03072003 HUMAN TECH PLUS	1,334.77	0.00
			01-1100-00	Accounts Receivable	Ck:W-03072003 HUMAN TECH PLUS	0.00	215.59
			01-1100-00	Accounts Receivable	Ck:W-03072003 HUMAN TECH PLUS	0.00	899.00
			01-1100-00	Accounts Receivable	Ck:W-03072003 HUMAN TECH PLUS	0.00	220.18

					Journal Entry Total:	1,334.77	1,334.77

CR-458	03/10/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-1056 PApo March Medical C	*382.73	0.00
			01-1105-00	Accounts Receivable — Employee	Ck:D-1056 PApo March Medical C	0.00	382.73

					Journal Entry Total:	382.73	382.73

CR-469	03/07/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:W-03072003 Damad Holding DI	49,980.00	0.00
					(Received 50,000)
			01-2020-00	Notes Payable — Short Term	Ck:W-03072003 Damad Holding DI	0.00	49,980.00

					REC’D	$50,000
					Journal Entry Total:	49,980.00	49,980.00

CR-470	03/11/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-16723 Residue North, Inc.	995.60	0.00
			01-1310-00	Inventory Reserve — Obsolesence	Ck:D-16723 Residue North, Inc.	0.00	995.60

					Journal Entry Total:	995.60	995.60

CR-488	03/13/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-2582 GFrisby Med&Dental M	586.48	0.00
			01-1105-00	Accounts Receivable — Employee	Ck:D-2582 GFrisby Med&Dental M	0.00	586.48
			01-1035-00	Cash — B of A — DIP	Ck:D-2879 DRR Medical&Dental M	1,312.92	0.00
			01-1105-00	Accounts Receivable — Employee	Ck:D-2879 DRR Medical&Dental M	0.00	1,312.92

					Journal Entry Total:	*1,899.40	1,899.40

CR-523	03/17/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-03172003 WHITEWATER OUTDO	472.45	0.00
			01-1100-00	Accounts Receivable	Ck:D-03172003 WHITEWATER OUTDO	0.00	207.45
			01-1100-00	Accounts Receivable	Ck:D-03172003 WHITEWATER OUTDO	0.00	265.00

					Journal Entry Total:	472.45	472.45

CR-526	03/11/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:W-3112003 SCHOELLER TEXTIL	11,980.00	0.00
			01-1100-00	Accounts Receivable	Ck:W-3112003 SCHOELLER TEXTIL	0.00	11,980.00

					Journal Entry Total:	11,980.00	11,980.00

CR-582	03/21/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:W-03112003 ACE WORLD	3,751.43	0.00
			01-1100-00	Accounts Receivable	Ck:W-03112003 ACE WORLD	0.00	436.93
			01-1100-00	Accounts Receivable	Ck:W-03112003 ACE WORLD	0.00	3,314.50

					Journal Entry Total:	3,751.43	3,751.43

CR-590	03/24/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-13191 SWANY	40,000.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-13191 SWANY	0.00	40,000.00

					Journal Entry Total:	40,000.00	40,000.00

CR-591	03/25/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-29956 SURE FOOT	53.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-29956 SURE FOOT	0.00	53.00

					Journal Entry Total:	53.00	53.00

CR-603	03/26/01	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-1068 Pacific Spts Mktg Il	415.25	0.00
			01-1215-00	Inter-Company — EC	Ck:D-1068 Pacific Spts Mktg Il	0.00	415.25

					Journal Entry Total:	415.25	415.25

CP-604	03/26/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-1571 FRISBY TECHNOLOGIES,	10.50	0.00
			01-1100-00	Accounts Receivable	Ck:D-1571 FRISBY TECHNOLOGIES,	0.00	10.50

					Journal Entry Total:	10.50	10.50

CR-606	03/14/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:W-03142003 ACE WORLD	6,168.00	0.00
			01-1100-00	Accounts Receivable	Ck:W-03142003 ACE WORLD	0.00	6,168.00

					Journal Entry Total:	6,168.00	6,168.00

CR-616	03/28/03	2003/3	01-1035-00	Cash — B of A — DIP	Ck:D-314823 DUNHAM’S ATHLEISUR	35.00	0.00
			03-1100-00	Accounts Receivable	Ck:D-314823 DUNHAM’S ATHLEISUR	0.00	35.00
			01-1035-00	Cash — B of A — DIP	Ck:D-096014 OTTO BOCK	891.04	0.00
			01-1100-00	Accounts Receivable	Ck:D-096014 OTTO BOCK	0.00	670.00
			01-1015-00	Unapplied Cash	Ck:D-096014 OTTO BOCK	0.00	221.04

Prog: girl5 User: aggie	FRISBY TECHNOLOGIES INC. G/L JOURNAL LISTING Fiscal Period: 2003/3 Ending: 03/31/03	Page: 2 Date: 04/17/03 Time: 4:30 pm

Journal	Date Period	Account	Account Description	Transaction Description	Debit	Credit

				Journal Entry Total:	926.04	926.04

CR-619	03/28/03 2003/3	01-1035-00	Cash - B of A - DIP	Ck:D73436314 AMEX credit refund	92.49	0.00
		01-6391-01	Telephones-G&A	Ck:D73436314 AMEX credit refund	0.00	92.49

				Journal Entry Total:	92.49	92.49

CR-630	03/31/03 2003/3	01-1035-00	Cash - B of A - DIP	Ck:D-1202 Enigma Limited	79.01	0.00
		01-1100-00	Accounts Receivable	CK:D-1202 Enigma Limited	0.00	79.01
		01-1035-00	Cash - B of A - DIP	CK:D-19529 TEMPO SHAIN CORP.	382.50	0.00
		01-1100-00	Accounts Receivable	CK:D-19529 TEMPO SHAIN CORP.	0.00	382.50

				Journal Entry Total:	461.51	461.51

				CR Journal Totals:	119,224.96	119,224.96

				Report Totals:	119,224.96	119,224.96

BANK OF AMERICA				Add -
CASH RECEIPTS				Wire Fee - DIP	20.00
683-508-534				Less -
375-551-6875				Ins. Reimb.	*(2311.58)

					$116,933.38

	FRISBY TECHNOLOGIES, INC.	Page: 1
Prog: glrl5	G/L JOURNAL LISTING	Date: 04/17/03
User: aggie	Fiscal Period: 2003/3 Ending: 03/31/03	Time: 4:46 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit

CD-397	03/03/03	2003/3	01-1025-00	Cash - Bank of America	Ck:9545 Damad Holding AG	0.00	777.78
			01-2031-00	Accts Payable - Post Petition	Ck:9545 Damad Holding AG	777.78	0.00

					Journal Entry Total:	777.78	777.78

CD-428	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1000 ADP, INC	0.00	162.06
			01-2031-00	Accts Payable - Post Petition	Ck:1000 ADP, INC	162.06	0.00

					Journal Entry Total:	162.06	162.06

CD-429	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1001 AMERICAN STOCK TRANSFER	0.00	750.00
			01-2031-00	Accts Payable - Post Petition	Ck:1001 AMERICAN STOCK TRANSFER	750.00	0.00

					Journal Entry Total:	750.00	750.00

CD-430	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1002 Anderson Bauman Tourte	0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:1002 Anderson Bauman Tourte	7,572.00	0.00

					Journal Entry Total:	7,572.00	7,572.00

CD-431	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1003 BELLSOUTH	0.00	94.38
			01-2031-00	Accts Payable - Post Petition	Ck:1003 BELLSOUTH	94.38	0.00

					Journal Entry Total:	94.38	94.38

CD-432	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1004 Fleming, Paulette J.	0.00	46.15
			01-2031-00	Accts Payable - Post Petition	Ck:1004 Fleming, Paulette J.	46.15	0.00

					Journal Entry Total:	46.15	46.15

CD-433	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1005 Global DocuGraphiX	0.00	207.51
			01-2031-00	Accts Payable - Post Petition	Ck:1005 Global DocuGraphiX	207.51	0.00

					Journal Entry Total:	207.51	207.51

CD-434	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1006 Ivey, McClellan, Gatton	0.00	20,667.00
			01-2031-00	Accts Payable - Post Petition	Ck:1006 Ivey, McClellan, Gatton	20,667.00	0.00

					Journal Entry Total:	20,667.00	20,667.00

CD-435	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1007 Tri-Lift, Inc.	0.00	36.87
			01-2031-00	Accts Payable - Post Petition	Ck:1007 Tri-Lift, Inc.	36.87	0.00

					Journal Entry Total:	36.87	36.87

CD-436	03/07/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1008 UNITED PARCEL SERVICE	0.00	171.80
			01-2031-00	Accts Payable - Post Petition	Ck:1008 UNITED PARCEL SERVICE	171.80	0.00

					Journal Entry Total:	171.80	171.80

CD-496	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1009 AMERICAN STOCK TRANSFER	0.00	362.90
			01-2031-00	Accts Payable - Post Petition	Ck:1009 AMERICAN STOCK TRANSFER	362.90	0.00

					Journal Entry Total:	362.90	362.90

CD-497	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1010 Anderson Bauman Tourte	0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:1010 Anderson Bauman Tourte	7,572.00	0.00

					Journal Entry Total:	7,572.00	7,572.00

CD-498	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1011 APPOLONIA, MICHAEL	0.00	130.95
			01-2031-00	Accts Payable - Post Petition	Ck:1011 APPOLONIA, MICHAEL	130.95	0.00

					Journal Entry Total:	130.95	130.95

CD-499	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1012 BELLSOUTH	0.00	46.06
			01-2031-00	Accts Payable - Post Petition	Ck:1012 BELLSOUTH	46.06	0.00

					Journal Entry Total:	46.06	46.06

CD-500	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1013 HOME DEPOT	0.00	19.16
			01-2031-00	Accts Payable - Post Petition	Ck:1013 HOME DEPOT	19.16	0.00

					Journal Entry Total:	19.16	19.16

CD-501	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1014 Ivey, McClellan, Gatton	0.00	5,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1014 Ivey, McClellan, Gatton	5,000.00	0.00

					Journal Entry Total:	5,000.00	5,000.00

CD-502	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1015 NETWORK SOLUTIONS, INC	0.00	35.00
			01-2031-00	Accts Payable - Post Petition	Ck:1015 NETWORK SOLUTIONS, INC.	35.00	0.00

					Journal Entry Total:	35.00	35.00

CD-503	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1016 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:1016 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1016 Ohio Child Support Pay	127.40	0.00

	FRISBY TECHNOLOGIES, INC.	Page: 2
Prog: glrl5	G/L JOURNAL LISTING	Date: 04/17/03
User: aggie	Fiscal Period: 2003/3 Ending: 03/31/03	Time: 4:46 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit

					Journal Entry Total:	254.80	254.80

CD-504	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1017 Overnite	0.00	477.12
			01-2031-00	Accts Payable - Post Petition	Ck:1017 Overnite	477.12	0.00

					Journal Entry Total:	477.12	477.12

CD-505	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1018 PERS	0.00	189.50
			01-2031-00	Accts Payable - Post Petition	Ck:1018 PERS	189.50	0.00

					Journal Entry Total:	189.50	189.50

CD-506	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1019 RADAR SECURITY ALARM,	0.00	244.66
			01-2031-00	Accts Payable - Post Petition	Ck:1019 RADAR SECURITY ALARM,	244.66	0.00

					Journal Entry Total:	244.66	244.66

CD-507	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1020 SALEM BUSINESS PARK, L	0.00	2,898.19
			01-2031-00	Accts Payable - Post Petition	Ck:1020 SALEM BUSINESS PARK, L	945.06	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1020 SALEM BUSINESS PARK, L	1,953.13	0.00

					Journal Entry Total:	2,898.19	2,898.19

CD-508	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1021 SIMPSON, JERAN	0.00	225.76
			01-2031-00	Accts Payable - Post Petition	Ck:1021 SIMPSON, JERAN	225.76	0.00

					Journal Entry Total:	225.76	225.76

CD-509	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1022 Taylor Maid	0.00	200.00
			01-2031-00	Accts Payable - Post Petition	Ck:1022 Taylor Maid	200.00	0.00

					Journal Entry Total:	200.00	200.00

CD-510	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1023 TWIN CITY WAREHOUSES, I	0.00	1,529.56
			01-2031-00	Accts Payable - Post Petition	Ck:1023 TWIN CITY WAREHOUSES, I	5.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1023 TWIN CITY WAREHOUSES, I	30.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1023 TWIN CITY WAREHOUSES, I	1,496.56	0.00

					Journal Entry Total:	1,529.56	1,529.56

CD-511	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1024 UNITED PARCEL SERVICE	0.00	158.40
			01-2031-00	Accts Payable - Post Petition	Ck:1024 UNITED PARCEL SERVICE	158.40	0.00

					Journal Entry Total:	158.40	158.40

CD-512	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1025 WASTE MANAGEMENT	0.00	66.72
			01-2031-00	Accts Payable - Post Petition	Ck:1025 WASTE MANAGEMENT	66.72	0.00

					Journal Entry Total:	66.72	66.72

CD-513	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1026 Wilson Pest Control	0.00	62.10
			01-2031-00	Accts Payable - Post Petition	Ck:1026 Wilson Pest Control	62.10	0.00

					Journal Entry Total:	62.10	62.10

CD-522	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:3142003 CPI QUALIFIED PLAN	0.00	3,610.86
			01-2031-00	Accts Payable - Post Petition	Ck:3142003 CPI QUALIFIED PLAN	3,610.86	0.00

					Journal Entry Total:	3,610.86	3,610.86

CD-564	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1027 ADP, INC	0.00	15.00
			01-2031-00	Accts Payable - Post Petition	Ck:1027 ADP, INC	15.00	0.00

					Journal Entry Total:	15.00	15.00

CD-565	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1028 AETNA U.S. HEALTHCARE	0.00	3,377.45
			01-2031-00	Accts Payable - Post Petition	Ck:1028 AETNA U.S. HEALTHCARE	3,377.45	0.00

					Journal Entry Total:	3,377.45	3,377.45

CD-566	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1029 AETNA U.S. HEALTHCARE	0.00	302.73
			01-2031-00	Accts Payable - Post Petition	Ck:1029 AETNA U.S. HEALTHCARE	382.73	0.00

					Journal Entry Total:	382.73	382.73

CD-567	03/21/03	2003/3	01-1035-00	Cash - B of A- DIP	Ck:1030 Anderson Bauman Tourte	0.00	5,542.33
			01-2031-00	Accts Payable - Post Petition	Ck:1030 Anderson Bauman Tourte	5,542.33	0.00

					Journal Entry Total:	5,542.33	5,542.33

CD-568	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1031 Atlantic.Net	0.00	69.80
			01-2031-00	Accts Payable - Post Petition	Ck:1031 Atlantic.Net	69.80	0.00

					Journal Entry Total:	69.80	69.80

CD-569	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1032 Cintas	0.00	27.75

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/3 Ending: 03/31/03

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit

			01-2031-00	Accts Payable - Post Petition	Ck:1032 Cintas	27.75	0.00

					Journal Entry Total:	27.75	27.75

CD-570	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1033 EarthLink/MindSpring	0.00	60.68
			01-2031-00	Accts Payable - Post Petition	Ck:1033 EarthLink/MindSpring	60.68	0.00

					Journal Entry Total:	60.68	60.68

CD-571	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1034 FEDERAL EXPRESS	0.00	57.85
			01-2031-00	Accts Payable - Post Petition	Ck:1034 FEDERAL EXPRESS	57.05	0.00

					Journal Entry Total:	57.85	57.85

CD-572	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1035 GE FINANCIAL ASSURANCE	0.00	766.86
			01-2031-00	Accts Payable - Post Petition	Ck:1035 GE FINANCIAL ASSURANCE	766.86	0.00

					Journal Entry Total:	766.86	766.86

CD-573	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1036 Ivey,McClellan,Gatton	0.00	5,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1036 Iven,McClellan,Gatton	5,000.00	0.00

					Journal Entry Total:	5,000.00	5,000.00

CD-574	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1037 NEXTEL COMMUNICATIONS	0.00	475.42
			01-2031-00	Accts Payable - Post Petition	Ck:1037 NEXTEL COMMUNICATIONS	475.42	0.00

					Journal Entry Total:	475.42	475.42

CD-575	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1038 Piedmont Natural Gas	0.00	1,251.07
			01-2031-00	Accts Payable - Post Petition	Ck:1038 Piedmont Natural Gas	1,251.07	0.00

					Journal Entry Total:	1,251.07	1,251.07

CD-576	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1039 PITNEY BOWES INC	0.00	75.57
			01-2031-00	Accts Payable - Post Petition	Ck:1039 PITNEY BOWES INC	75.57	0.00

					Journal Entry Total:	75.57	75.57

CD-577	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1040 Ruggiero, John	0.00	47.89
			01-2031-00	Accts Payable - Post Petition	Ck:1040 Ruggiero, John	47.89	0.00

					Journal Entry Total:	47.89	47.89

CD-578	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1041 Time Warner TeleCom	0.00	1,451.06
			01-2031-00	Accts Payable - Post Petition	Ck:1041 Time Warner TeleCom	1,451.06	0.00

					Journal Entry Total:	1,451.06	1,451.06

CD-579	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1042 Verizon	0.00	230.20
			01-2031-00	Accts Payable - Post Petition	Ck:1042 Verizon	230.20	0.00

					Journal Entry Total:	230.20	230.20

CD-580	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1043 WASTE MANAGEMENT	0.00	140.81
			01-2031-00	Accts Payable - Post Petition	Ck:1043 WASTE MANAGEMENT	140.81	0.00

					Journal Entry Total:	140.81	140.81

CD-588	03/21/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:3212003 Oh, Jonathan	0.00	476.13
			01-2031-00	Accts Payable - Post Petition	Ck:3212003 Oh, Jonathan	166.73	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:3212003 Oh, Jonathan	309.40	0.00

					Journal Entry Total:	476.13	476.13

CD-610	03/14/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:30314 3M FAS3012	0.00	3,400.00
			01-2031-00	Accts Payable - Post Petition	Ck:30314 3M FAS3012	3,400.00	0.00

					Journal Entry Total:	3,400.00	3,400.00

CD-620	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1044 ADP, INC	0.00	115.50
			01-2031-00	Accts Payable - Post Petition	Ck:1044 ADP, INC	115.50	0.00

					Journal Entry Total:	115.50	115.50

CD-621	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1045 Andersor Bauman Tourte	0.00	5,072.00
			01-2031-00	Accts Payable - Post Petition	Ck:1045 Andersor Bauman Tourte	5,072.00	0.00

					Journal Entry Total:	5,072.00	5,072.00

CD-622	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1046 Aramark	0.00	59.92
			01-2031-00	Accts Payable - Post Petition	Ck:1046 Aramark	59.92	0.00

					Journal Entry Total:	59.92	59.92

CD-623	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1047 Bowne	0.00	201.00
			01-2031-00	Accts Payable - Post Petition	Ck:1047 Bowne	201.00	0.00

Frisby Technologies Inc.

G/L Journal Listing
Fiscal Period: 2003/3 Ending: 03/31/03

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit

					Journal Entry Total:	201.00	201.00
CD-624	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1048 Ivey, McClellan, Gatton	0.00	5,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1048 Ivey, McClellan, Gatton	5,000.00	0.00

					Journal Entry Total:	5,000.00	5,000.00
CD-625	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1049 McCrosson, Douglas	0.00	1,335.68
			01-2031-00	Accts Payable - Post Petition	Ck:1049 McCrosson, Douglas	1,335.68	0.00

					Journal Entry Total:	1,335.68	1,335.68
CD-626	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1050 NEXTEL COMMUNICATIONS	0.00	98.97
			01-2031-00	Accts Payable - Post Petition	Ck:1050 NEXTEL COMMUNICATIONS	98.97	0.00

					Journal Entry Total:	98.97	98.97
CD-627	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1051 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:1051 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1051 Ohio Child Support Pay	127.40	0.00

					Journal Entry Total:	254.80	254.80
CD-628	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:1052 UNITED PARCEL SERVICE	0.00	190.47
			01-2031-00	Accts Payable - Post Petition	Ck:1052 UNITED PARCEL SERVICE	166.34	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1052 UNITED PARCEL SERVICE	24.13	0.00

					Journal Entry Total:	190.47	190.47
CD-629	03/28/03	2003/3	01-1035-00	Cash - B of A - DIP	Ck:3282003 Oh, Jonathan	0.00	2,556.33
			01-2031-00	Accts Payable - Post Petition	Ck:3282003 Oh, Jonathan	1,514.44	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:3282003 Oh, Jonathan	1,041.89	0.00

					Journal Entry Total:	2,556.33	2,556.33

					CD Journal Totals:	91,302.56	91,302.56

Bank of America Cash Disbursements					Report Totals:	91,302.56	91,302.56
683-508-534					ACH-PAYROLL	31582.70
683-508-987					BANK SVCE CHGS	451.94
					LESS:
375-551-6875					INS. REIMB	(2311.58)

						121,025.62

FRISBY TECHNOLOGIES, INC.
Summary of Debt Incurred Since Petition was Filed

Date
Incurred	Description of debt	Amount

various	Trade Payables — Post Petition — see attached	$101,596.27

various	Interest on Pre Petition Debt — from 1/17 to 1/31/03	$5,966.88
	from 2/1 - 2/28/03	11,138.16
	from 3/1 - 3/31/03	12,331.53

	Total	29,436.57

1/21/2003	D-I-P Financing	$50,000.00
1/30/2003	D-I-P Financing	50,000.00
3/07/2003	D-I-P Financing	50,000.00

	Total D-I-P Financing	$150,000.00

3/31/2003	Accrued Payroll	$2,476.55

	Total Post Petition Debts Remaining Unpaid	$283,509.39

Prog: APR40 User: aggie	TRADE PAYABLES	FRISBY TECHNOLOGIES INC. Aged Payables Report Aged as of: 03/31/03 (By Due Date)	POST PETITION	Page: 1 Date: 04/17/03 Time: 12:54 pm

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120

Vendor: ABTV Anderson Bauman Tourtellot Vos
3695	03/17/03	03/17/03		2,500.00
3699	03/27/03	03/27/03		2,500.00	PROF SERVICES

			.00		.00		.00
Vendor Total: 5,000.00

				5,000.00		.00		.00
Vendor: ADP CHAR ADP, INC
664014	03/20/03	03/28/03		72.55	PAYROLL PREP

			.00		.00		.00
Vendor Total: 72.55

				72.55		.00		.00
Vendor: AETNAUS AETNA U.S. HEALTHCARE
03142003	03/14/03	04/13/03	3,229.91	EE BENEFITS

			3,229.91		.00		.00
Vendor Total: 3,229.91

				.00		.00		.00
Vendor: AETNAUS2 AETNA U.S. HEALTHCARE
03142003	03/14/03	04/13/03	366.01	EE BENEFITS

			366.01		.00		.00
Vendor Total: 366.01

				.00		.00		.00
Vendor: AMERTRAN AMERICAN STOCK TRANSFER AND TR
284752	03/01/03	03/31/03	750.00	TRANSFER AGENT

			750.00		.00		.00
Vendor Total: 750.00

				.00		.00		.00
Vendor: BELLSOUT BELLSOUTH
03042003	03/04/03	04/03/03	95.24	TELE

			95.24		.00		.00
Vendor Total: 95.24

				.00		.00		.00
Vendor: Bodner&O Bodner & O’Rourke, LLP
0259	02/28/03	02/28/03			4,684.72
0283	03/26/03	03/26/03		1,050.00		TRADEMARK ATTY
0303	03/26/03	03/26/03		100.00

			.00		4,684.72		.00
Vendor Total: 5,834.72

				1,150.00		.00		.00
Vendor: Cintas Cintas
045717777	03/14/03	04/13/03	58.43	MAINT.

			58.43		.00		.00
Vendor Total: 58.43

				.00		.00		.00
Vendor: CITY CITY OF WINSTON-SALEM
03012003	03/01/03	03/31/03	2,500.00
03112003	03/11/03	04/10/03	5.88	UTILITIES; LICENSE FEES
03142003	03/14/03	04/09/03	170.94

			2,676.82		.00		.00
Vendor Total: 2,676.82

				.00		.00		.00

Prog: APR40 User: aggie	FRISBY TECHNOLOGIES INC. Aged Payables Report Aged as of: 03/31/03 (By Due Date)	Page: 2 Date: 04/17/03 Time: 12:54 pm

Invoice	Date	Due Date	Future	Current	Over 30		Over 60	Over 90	Over 120

Vendor: duke Duke Power
031803	03/18/03	03/28/03		963.95	UTILITIES

			.00		.00			.00
Vendor Total: 963.95

				963.95			.00		.00
Vendor: FISH FISH & RICHARDSON
09520-011E	03/04/03	05/19/03	674.00
232368	02/28/03	03/30/03		402.00	PATENT ATTY.
232534	02/28/03	03/30/03		247.50

			674.00		.00			.00
Vendor Total: 1,323.50

				649.50			.00		.00
Vendor: FOAM FOAM PRODUCTS CORP.
25391	03/04/03	04/03/03	232.53	RAW MAT’L.

			232.53		.00			.00
Vendor Total: 232.53

				.00			.00		.00
Vendor: FVKG Freudenberg Vliesstoffe KG
9662202	02/07/03	03/09/03		9,676.00
9662202cm DM	02/07/03	02/07/03			1.00	-	RAW MAT’L.
9666975	02/21/03	03/23/03		25,812.50
9666975AdjDM	02/21/03	02/21/03			12.50	-

			.00		13.50	-		.00
Vendor Total: 35,475.00

				35,488.50			.00		.00
Vendor: G.Neil G. Neil Direct Mail Inc.
6954483	02/10/03	03/12/03		42.99	OFFICE SUPPLIES

			.00		.00			.00
Vendor Total: 42.99

				42.99			.00		.00
Vendor: HESS LANDSCAPES, INC.
313A	03/01/03	03/31/03	100.00	MAINT.

			100.00		.00			.00
Vendor Total: 100.00

				.00			.00		.00
Vendor: Ivey,Mc Ivey,McClellan,Gatton & Talcot
PP-PF-11	03/31/03	03/31/03	3,500.00	PROF. FEES/LEGAL

			3,500.00		.00			.00
Vendor Total: 3,500.00

				.00			.00		.00
Vendor: Kearns, A. Kearns, Jr. Amos R.
02212003	02/21/03	02/21/03			261.40		PROF. FEES

			.00		261.40			.00
Vendor Total: 261.40

				.00			.00		.00
Vendor: micrtek Microtek Laboratories Inc.
1307	03/12/03	04/26/03	7,980.00	RAW MAT’L.

			7,980.00		.00			.00
Vendor Total: 7,980.00

				.00			.00		.00

Prog: APR40 User: aggie	FRISBY TECHNOLOGIES INC. Aged Payables Report Aged as of: 03/31/03 (By Due Date)	Page: 3 Date: 04/17/03 Time: 12:54 pm

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120

Vendor: NETWORK NETWORK SOLUTIONS, INC.
03172003	03/17/03	04/16/03	35.00
03212003	03/21/03	04/20/03	35.00	OFFICE EXP.

			70.00		.00		.00
Vendor Total: 70.00

				.00		.00		.00
Vendor: OH Oh, Jonathan
CT31703-1	03/17/03	03/17/03		4.87
CT31703-4	03/17/03	03/17/03		43.10	SALES COMMISSIONS
CT31703-5	03/17/03	03/17/03		725.70

			.00		.00		.00
Vendor Total: 773.67

				773.67		.00		.00
Vendor: PITNEY PITNEY BOWES INC.
32524429MR3	03/13/03	04/12/03	731.40	OFFICE EXPENSE/POSTAGE METER

			731.40		.00		.00
Vendor Total: 731.40

				.00		.00		.00
Vendor: PURCHASE PURCHASE POWER
03142003	03/14/03	04/13/03	119.00
03142003DMDM	03/14/03	03/14/03		-3.00	POSTAGE

			119.00		.00		.00
Vendor Total: 116.00

				-3.00		.00		.00
Vendor: Taylor Taylor Maid
718	03/29/03	04/08/03	250.00	MAINT.

			250.00		.00		.00
Vendor Total: 250.00

				.00		.00		.00
Vendor: TimeWarn Time Warner TeleCom
03152003	03/15/03	04/14/03	1,252.57	TELE.

			1,252.57		.00		.00
Vendor Total: 1,252.57

				.00		.00		.00
Vendor: TWIN TWIN CITY WAREHOUSES, INC.
0249495	03/31/03	03/31/03	15.00
0249496	03/31/03	03/31/03	15.00	WHSE HANDLING

			30.00		.00		.00
Vendor Total: 30.00

				.00		.00		.00
Vendor: UNITEDPA UNITED PARCEL SERVICE
X67716123	03/22/03	04/01/03	30.17	FREIGHT

			30.17		.00		.00
Vendor Total: 30.17

				.00		.00		.00
Vendor: Verizon* Verizon
031922003	03/19/03	04/14/03	242.01	TELE

			242.01		.00		.00
Vendor Total: 242.01

				.00		.00		.00

Prog: APR40	FRISBY TECHNOLOGIES INC.	Page:	4
User: aggie	Aged Payables Report	Date:	04/17/03
	Aged as of: 03/31/03 (By Due Date)	Time:	12:54 pm

Invoice	Date	Due Date	Future	Current	Over 30	over 60	Over 90	Over 120

Vendor: VisibleG Visible Goth, LLC
2002-17	01/15/03	01/25/03				14,874.30
2002-18pos	01/20/03	01/30/03			388.80		OFFICE RENT
2003-03	03/01/03	03/11/03		14,874.30

			.00		388.80		.00
Vendor Total:		30,137.40

				14,874.30		14,874.30

			22,388.09		5,321.42		.00
Report Totals:		101,596.27

				59,012.46		14,874.30		.00

Frisby Technologies, Inc.
Consolidated Balance Sheet — Pro Forma
March 31, 2003
UNAUDITED

Cash	$64,127
Accounts Receivable	329,511
Inventory	471,372
Prepaid & other current	51,390

Current assets	916,400

Fixed assets — net	237,749
Intangibles — net	460,204
Other assets	224,024

Total Assets	$1,838,377

DIP Financing	$150,000
Accounts payable	1,021,203
Accrued expenses	1,010,878
License fee payable	185,271

2,367,352
Credit facilities — net of discount	1,504,116

Current liabilities	3,871,468
Other liabilities	11,000
Common stock	8,897
Additional paid-in capital	23,659,002
Common stock warrants	940,836
Unearned stock compensation	(12,376)
Accumulated deficit	(26,640,449)

Total liabilities & stockholders’ equity	$1,838,377

Bank of America
A/C 375 551 6875
3/31/2003

	PER BANK		PER BOOK

3/31/03 DIP	77,097.09	GL a/c # 01-1035-00
Balance Per Bank Stmt	77,097.09	Balance per G/L @ 3/31/03	62,046.71

Add:		Unposted deposits:
Deposits in Transit	79.01
	382.50	Unposted charges:

Total Dep. In Transit	461.51

Subtract:
Outstanding Checks
Ck #
1009	362.90
1020	2,898.19
1039	75.57
1040	47.89
1044	115.50
1045	5,072.00
1046	59.92
1048	5,000.00
1049	1,335.68
1050	98.97
1051	254.80
1052	190.47

Total OS Checks	15,511.89

Ending Balance	62,046.71	Ending Balance	62,046.71

	Diff —

Bank of America

H

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 41
Last Statement: NEW ACCOUNT
This Statement: 03/31/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.
DEBTOR-IN-POSSESSION 03-50158
OPERATING ACCOUNT
3195 CENTRE PARK BLVD.
WINSTON SALEM NC 27107

Page 1 of 3

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

tatement Period 00/00/0000 - 03/31/2003		Statement Beginning Balance	.00
umber of Deposits/Credits	12	Amount of Deposits/Credits	183,828.68
umber of Checks	41	Amount of Checks	64,969.57
umber of Other Debits	21	Amount of Other Debits	41,762.02
		Statement Ending Balance	77,097.09
umber of Enclosures	41	Average Ledger Balance	44,580.98
umber of Days in Cycle	57	Service Charge	119.00

Deposits and Credits

ate osted	Customer Reference	Amount	Description	Bank Reference
3/04		2,400.00	Funds Transfer CREDIT FDES NNC 0288500 NBKG8D1	04505000002
3/04		64,000.00	2KP2U-Book Transfer : Customer requested transfer.	02460000791
3/06		49,980.00	Wire In-international WIRE TYPE:INTL IN DATE:030603 TIME:0530 CT TRN:030306002654 SENDERS REF:030306018710 ORIG:DAMAD HOLDING AG ORIG BK:CREDIT SUISSE (FIRST BOSTON) ID:CRESCHZZ63A PMT DET: $20.00 FEE DEDUCT /RFB/ZB82306545000001 DIP FINANCING III	00370002654
3/07		272.34	NC BANKING CENTER DEPOSIT	20006600668415
3/10		382.73	NC BANKING CENTER DEPOSIT	20006100365236
3/11		1,025.05	NC BANKING CENTER DEPOSIT	20006100848960
3/11		3,751.43	WIRE TYPE:WIRE IN DATE: 031103 TIME:0538 CT TRN:030311000654 FDREF/SEQ:031100861000124/000124 ORIG:ACE WORLD TNC. SND BK:BANKERS TRUST COMPANY ID:021001033 PMT DET:0718OT300138 FEES DEDUCTED $2 0.00 PF 03-10-03AW AND 14478	00370000654
3/11		11,980.00	Wire In-international WIRE TYPE:INTL IN DATE:031103 TIME:0539 CT TRN:030311002023 SENDERS REF:030311017493 ORIG:SCHOELLER TEXTIL AG ORIG BK:CREDIT SUISSE (FI RST BOSTON) ID:CRESCHZZ80A PMT DET: $20.00 FEE DED UCT/RFB/V83507033759001 INVOICE PF03-07-03	00370002023
3/14		6,168.00	WIRE TYPE:WIRE IN DATE: 031403 TIME:0515 CT TRN:030314001444 FDREF/SEQ:0314244986000167/000167 ORIG:ACE WORLD TNC. SND BK:BANKERS TRUST COMPANY ID:021001033 PMT DET:0718OT300150 FEES DEDUCTED $2 0.00 PF03-07-03AW	00370001444
3/17		2,371.85	NC BANKING CENTER DEPOSIT	20006500051607
3/24		40,000.00	NC ITEM PROCESSING DEPOSIT	888806100249571
3/28		1,497.28	NC BANKING CENTER DEPOSIT	20006400084666

Withdrawals and Debits

hecks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1000	162.06	03/17	8730598902	1001	750.00	03/18	9030197306

H

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 41
Last Statement: NEW ACCOUNT
This Statement: 03/31/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

Page 2 of 3

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

Withdrawals and Debits

hecks - Continued

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1002	7,572.00	03/12	6430170063	1024	158.40	03/24	8930423738
1003	94.38	03/10	6400420095	1025	66.72	03/21	9130534653
1004	46.15	03/28	9030621890	1026	62.10	03/19	6100112359
1005	207.51	03/11	9130510777	1027	15.00	03/26	8730607972
1006	20,667.00	03/12	6300501773	1028	3,377.45	03/31	8330923012
1007	36.87	03/12	9030615847	1029	382.73	03/26	9230893870
1008	171.80	03/17	9130345045	1030	5,542.33	03/27	5930101550
1010*	7,572.00	03/18	6030068083	1031	69.80	03/26	6540726560
1011	130.95	03/26	8230696304	1032	27.75	03/26	8730577323
1012	46.06	03/17	6500183725	1033	60.68	03/26	0200754221
1013	19.16	03/26	0500037492	1034	57.85	03/26	8230504910
1014	5,000.00	03/18	6200140603	1035	766.86	03/27	5930077875
1015	35.00	03/19	3910366304	1036	5,000.00	03/25	6300852084
1016	254.80	03/18	8730239405	1037	475.42	03/28	8730308391
1017	477.12	03/18	4010169311	1038	1,251.07	03/25	6700162299
1018	189.50	03/18	8730242197	1041*	1,451.06	03/28	9230772609
1019	244.66	03/24	8930465174	1042	230.20	03/26	6030089750
1021*	225.76	03/18	6200139215	1043	140.81	03/26	8730612051
1022	200.00	03/18	6500462347	1047*	201.00	03/31	0800759453
1023	1,529.56	03/18	9030194921				

ther Debits

ate osted	Customer Reference	Amount	Description	Bank Reference
3/11	1	2.00	BALANCE/PAID ITEM INQUIRY	09939900020
3/11	1	5.00	WIRE ADVICE FAX	09980200025
3/11	1	5.00	WIRE ADVICE FAX	09980200026
3/11	1	10.00	INCOMING DOMESTIC WIRE	09980200024
3/12		16,198.52	WIRE TYPE:WIRE OUT DATE:031203 TIME:1058 CT TRN:030312022114 FDREF/SEQ:030312022114/001165 BNF:ADP ID:9102628675 BNF BK:JPMORGAN CHASE BANK ID:021000021 PMT DET:FRISBY CMN	00370022114
3/12	1	2.00	BALANCE/PAID ITEM INQUIRY	09939900012
3/12	1	12.00	MANUAL WIRE OUT - DOM	09980200047
3/14		3,400.00	WIRE TYPE:WIRE OUT DATE:031403 TIME:0748 CT TRN:030314010266 FDREF/SEQ:030314010266/000533 BNF:3M CO. ID:0000030103 BNF BK:WELLS FARGO BANK M INNES ID:091000019 PMT DET:RE58075	00370010266
3/14		3,610.86	WIRE TYPE:WIRE OUT DATE:031403 TIME:0803 CT TRN:030314011015 FDREF/SEQ:030314011015/000659 BNF:TPA000107 ID:2700000017 BNF BK:MATRIX CAPITAL BANK ID:312270418 PMT DET:#4027, ACCT#07C01956	00370011015
3/14	1	5.00	WIRE ADVICE FAX	09980200028
3/14	1	10.00	INCOMING DOMESTIC WIRE	09980200027
3/14	1	12.00	MANUAL WIRE OUT - DOM	09980200029
3/14	1	12.00	MANUAL WIRE OUT - DOM	09980200030

* Preceding checks are still outstanding or have been included in a previous statement

BankofAmerica

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 41
Last Statement: NEW ACCOUNT
This Statement: 03/31/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

Page 3 of 3

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

ther Debits - Continued

ate osted	Customer Reference	Amount	Description	Bank Reference
3/21		476.13	WIRE TYPE:WIRE OUT DATE:032103 TIME:1434 CT TRN:030321048606 FDREF/SEQ:030321048606/002120 BNF:J. OH ID:60026958 BNF BK:CITIBANK N.A. ID:0210 00089 PMT DET:COMMISSIONS ACEWORLD	00370048606
3/21	1	12.00	MANUAL WIRE OUT - DOM	09980200042
3/26		9,665.57	WIRE TYPE:WIRE OUT DATE:032603 TIME:0820 CT TRN:030326011045 FDREF/SEQ:030326011045/000526 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0326694 060002415PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370011045
3/26	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200053
3/27		5,735.61	WIRE TYPE:WIRE OUT DATE:032703 TIME:0834 CT TRN:030327012390 FDREF/SEQ:030327012390/000657 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0327747 908002541PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370012390
3/27	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200032
3/28		2,556.33	WIRE TYPE:WIRE OUT DATE:032803 TIME:1044 CT TRN:030328026866 FDREF/SEQ:030328026866/001263 BNF:JONATHAN OH ID:60026958 BNF BK:CITIBANK N.A. ID:021000089 PMT DET:EXPENSE REIMBURSEMENT	00370026866
3/28	1	12.00	MANUAL WIRE OUT - DOM	09980200040

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
00/00	.00	.00	03/18	73,890.60	73,418.15
03/04	66,400.00	66,400.00	03/19	73,793.50	73,321.05
03/06	116,380.00	116,380.00	03/20	73,793.50	73,765.16
03/07	116,652.34	116,380.00	03/21	73,238.65	73,238.65
03/10	116,940.69	116,285.62	03/24	112,835.59	72,835.59
03/11	133,467.66	131,787.54	03/25	106,584.52	66,584.52
03/12	88,979.27	87,584.61	03/26	95,774.02	55,774.02
03/13	88,979.27	87,960.71	03/27	83,719.22	81,319.22
03/14	88,097.41	88,037.68	03/28	80,675.54	79,178.26
03/17	90,089.34	89,030.41	03/31	77,097.09	75,610.31

Bank of America
A/C 000683508534
3/31/2003

	PER BANK				PER BOOK

3/31/03 operating	1,740.36			GL a/c # 01-1025-00
Balance Per Bank Stmt	1,740.36			Balance per G/L @ 3/31/03	1,418.71

Add:				Unposted deposits:
Deposits in Transit
	—			Unposted charges:

Total Dep. In Transit	—

Subtract:
Outstanding Checks
Ck #
5966	34.42
8638	129.83
9089	30.00
9305	127.40

Total OS Checks	321.65

Ending Balance	1,418.71			Ending Balance	1,418.71

		Diff	—

Bank of America

Bank of America, N.A.
P.O. Box 1091
Charlotte, N.C. 28254-3489

1.800.325.4296

Page 1 of 2
Account Number: 0006 8350 8574
E 0 0 C Enclosures 16 51
Statement Period
03/01/03 through 03/31/03 0018800

00007041 2 SP 0.600 07 01001 001 SCM999 I12
FRISBY TECHNOLOGIES, INC.
3195 CENTRE PARK BLVD
WINSTON SALEM NC 27107-4575

Full Analysis Business Checking

Account Summary Information

Statement Period	03/01/03 through 03/31/03	Statement Beginning Balance	99,304.63
Number of Deposits/Credits	1	Amount of Deposits/Credits	1,334.77
Number of Withdrawals/Debits	18	Amount of Withdrawals/Debits	98,899.04
		Statement Ending Balance	1,740.36
Number of Enclosures	16	Average Ledger Balance	13,537.10
Number of Days in Cycle	31	Service Charge	279.71

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
03/07		1,334.77	Wire Type:Intl IN Date:030703 Time:0708 Et Trn:030307001272 Senders Ref:030307012933 Orig:Human Tech Plus Orig Bk:Kookmin Bank ID:Cznbk Rae Pmt Det: $18.00 Fee Deduct/Rfb/1006Ot300126144 64,14461,14467	903703070001272

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
9519	180.56	03/03	813006100015686	9538	5.04	03/06	813007401824556
9527 *	677.53	03/03	813007200067796	9539	1,207.01	03/06	813006300904966
9530 *	270.00	03/03	813006100027859	9540	20,667.00	03/05	813007401685568
9531	126.78	03/04	813006100593447	9541	1,626.15	03/20	813006500227387
9533 *	53.91	03/06	813006700082718	9542	254.80	03/06	813006300869859
9535 *	117.20	03/03	813006100018831	9543	745.48	03/11	813006700871610
9536	7,572.00	03/05	813007401677965	9544	131.09	03/11	813006600893837
9537	207.00	03/11	813006600069849	9545	777.78	03/14	813006600450316

* **Preceding check (or checks) is outstanding, is included in summary listing, or has been included in a previous statement.**

Bank of America

FRISBY TECHNOLOGIES, INC.

Page 2 of 2
Account Number: 0006 8350 8534
E 0 0 C Enclosures 15 51
Statement Period
03/01/03 through 03/31/03 0018801

Full Analysis Business Checking

Withdrawals and Debits - Continued

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
3/04		64,000.00	2Kp2U-Book Transfer : Customer requested transfer.	924603040000187
3/24		279.71	Feb 03 Acct Analysis Charge	940303240000001

Daily Ledger Balances

Date	Balance	Date	Balance	Date	Balance
3/01	99,304.63	03/06	4,172.80	03/20	2,020.07
3/03	98,059.34	03/07	5,507.57	03/24	1,740.36
3/04	33,932.56	03/11	4,424.00		
3/05	5,693.56	03/14	3,646.22

Extreme Comfort, Inc.
Bank of America	GL a/c # 03-1025-00
A/C 000683508987
March 2003

3/31/03 Balance per bank stmt	185.36	Balance per G/L @ 3/31/03	4.49

Add:
Deposits in Transit

Subtotal	185.36

Subtract:
Outstanding Checks		Difference
Ck #		(0.00)
1751	(140.97)
1790	(39.90)

Total O/S Checks	(180.87)

Ending Balance	4.49

Bank of America

Bank of America, N.A.
P.O. Box 25118
Tampa, FL 33622-5118

1.800.765.8646 Express Service
www.bankofamerica.com

H

Page 1 of 1
Account Number: 0006 8350 8987
E 0 0 C Enclosures 0 44
Statement Period
03/01/03 through 03/31/03 0003899

00002335 1 AT 0.292 03 01001 001 SCM999 I12
EXTREME COMFORT, INC.
3195 CENTRE PARK BLVD
WINSTON SALEM NC 27107-4575

Our free Online Banking service allows you to check account balances, transfer funds, pay bills and more. Enroll at www.bankofamerica.com

Full Analysis Business Checking

Account Summary Information

Statement Period	03/01/03 through 03/31/03	Statement Beginning Balance	2,601.59
Number of Deposits/Credits	0	Amount of Deposits/Credits	0.00
Number of Withdrawals/Debits	2	Amount of Withdrawals/Debits	2,416.23
		Statement Ending Balance	185.36
Number of Enclosures	0	Average Ledger Balance	429.65
Number of Days in Cycle	31	Service Charge	16.23

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
03/04		2,400.00	Funds Transfer Debit Fdes Nnc 0288500 Nbkg8D1	945003045000001
03/24		16.23	Feb 03 Acct Analysis Charge	940303240000001

Daily Ledger Balances

Date	Balance	Date	Balance	Date	Balance
03/01	2,601.59	03/04	201.59	03/24	185.36